Exhibit 99.1

Upstart Announces Results for First Quarter 2025

SAN MATEO, Calif. – May 6, 2025 – Upstart Holdings, Inc. (NASDAQ: UPST), the leading artificial intelligence (AI) lending marketplace, today announced financial results for the quarter ended March 31, 2025. Upstart will host a conference call and webcast at 1:30 p.m. Pacific Time today. An earnings presentation and link to the webcast are available at ir.upstart.com.

“With an unparalleled pace of innovation, we continue to raise the bar in AI-enabled lending,” said Dave Girouard, Co-founder and CEO of Upstart. “In this foundational aspect of our economy, AI is clearly living up to its promise of delivering a radically better product for consumers.”

First Quarter 2025 Highlights
•Transaction Volume: 240,706 loans originated, up 102% year-over-year ("YoY") reflecting a 19.1% Conversion Rate, up from 14.0% in Q1 2024. Total originations exceeded $2.1 billion, up 89% YoY.
•Total Revenue: $213 million, up 67% YoY. Revenue from fees was $185 million, up 34% YoY.
•GAAP Loss from Operations: ($4.5) million, an improvement from ($67.5) million in Q1 2024.
•GAAP Net Loss: ($2.4) million, an improvement from ($64.6) million in Q1 2024.
•Contribution Profit: $102 million, up 26% YoY. Contribution Margin was 55%, down from 59% YoY.
•Adjusted EBITDA: was $42.6 million, up from ($20.3) million in Q1 2024. Adjusted EBITDA Margin was 20%, up from (16%) in Q1 2024.

Financial Outlook
For the second quarter of 2025, Upstart expects:
•Revenue of approximately $225 million
◦Revenue From Fees of approximately $210 million
◦Net Interest Income (Loss) of approximately $15 million
•Contribution Margin of approximately 55%
•GAAP Net Income (Loss) of approximately ($10) million
•Adjusted Net Income (Loss) of approximately $25 million
•Adjusted EBITDA of approximately $37 million
•Basic Weighted-Average Share Count of approximately 96 million shares
•Diluted Weighted-Average Share Count of approximately 104 million shares
For full-year 2025, Upstart now expects:
•Revenue of approximately $1.01 billion
◦Revenue From Fees of approximately $920 million
◦Net Interest Income (Loss) of approximately $90 million
•GAAP Net Income to be positive in the second half of the year and positive for the full calendar year
•Adjusted EBITDA Margin of approximately 19%

Conference Call and Webcast information
•Live Conference Call and Webcast at 1:30 p.m. PT on May 6, 2025. To access the call in the United States and Canada: +1 888-204-4368, conference code 8144054. To access the call outside of the United States and Canada: +1 313-209-4906, conference code 8144054. A webcast is available at ir.upstart.com.
•Event Replay. A webcast of the event will be archived for one year at ir.upstart.com.

Upstart AI Day
Upstart will host an investor event, "Upstart AI Day," on Wednesday, May 14, 2025, starting at 9:00 a.m. Eastern Time in New York City. At the event, members of the leadership team will discuss the Company’s technology along with its business model and strategy. The live webcast and a replay will be available through Upstart's investor relations website at ir.upstart.com.

About Upstart
Upstart (NASDAQ: UPST) is the leading AI lending marketplace, connecting millions of consumers to more than 100 banks and credit unions that leverage Upstart’s AI models and cloud applications to deliver superior credit products. With Upstart AI, lenders can approve more borrowers at lower rates while delivering the exceptional digital-first experience customers demand. More than 90% of loans are fully automated, with no human intervention by Upstart. Founded in 2012, Upstart’s platform includes personal loans, automotive retail and refinance loans, home equity lines of credit, and small-dollar “relief” loans. Upstart is based in San Mateo, California.

Investors
Sonya Banerjee
ir@upstart.com

Press
Tom Brennan
press@upstart.com

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding our outlook for the second quarter of 2025 and the full-year of 2025. These statements may include words such as “anticipate”, “becoming”, “believe”, “can have”, “continue”, “could”, “estimate”, “expect”, “intend”, “likely”, “look forward”, “may”, “ongoing,” “plan”, “potential”, “predict”, “project”, “should”, “target”, “will”, “would” or the negative of these terms or other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events that do not relate strictly to historical or current facts. Forward-looking statements give our current expectations and projections relating to our financial condition; macroeconomic factors; plans; objectives; product development; growth opportunities; assumptions; risks; future performance; business; investments; and results of operations, including revenue (including revenue from fees and net interest income (loss)), contribution margin, net income (loss), non-GAAP adjusted net income (loss), Adjusted EBITDA, basic weighted-average share count and diluted weighted-average share count. Forward-looking statements are based on information available at the time those statements are made or management’s good faith beliefs and assumptions as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected and should not be read as a guarantee of future performance or results. Neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
More information about factors that could affect our results of operations and risks and uncertainties are provided in our public filings with the Securities and Exchange Commission (the "SEC"), including “Risk Factors” in our most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, copies of which may be obtained by visiting our investor relations website at ir.upstart.com or the SEC’s website at www.sec.gov. These risks and uncertainties include, but are not limited to, our ability to manage the adverse effects of macroeconomic conditions and disruptions in the banking sector and credit markets, including inflation and related changes in interest rates and monetary policy; our ability to access sufficient loan funding, including through securitizations, committed capital and other co-investment arrangements, whole loan sales, and warehouse credit facilities; the effectiveness of our credit decisioning models and risk management efforts, including reflecting the impact of macroeconomic conditions on borrowers' credit risk; our ability to retain existing, and attract new, lending partners; our future growth prospects and financial performance; our ability to manage risks associated with the loans on our balance sheet; our ability to improve and expand our platform and products; and our ability to operate successfully in a highly-regulated industry. Moreover, we operate in very competitive and rapidly changing environments, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Additional information will be available in other future reports that we file with the SEC from time to time, which could cause actual results to vary from expectations.

Key Operating Metrics and Non-GAAP Financial Measures
We define Transaction Volume, Dollars as the total principal of loan originations (or committed amounts for HELOCs) facilitated on our marketplace during the periods presented. We define Transaction Volume, Number of Loans as the number of loan originations (or commitments issued for HELOCs) facilitated on our marketplace during the periods presented. We believe these metrics are good proxies for our overall scale and reach as a marketplace.
We define Conversion Rate as the Transaction Volume, Number of Loans in a period divided by the number of rate inquiries received that we estimate to be legitimate, which we record when a borrower requests a loan offer on our platform. We track this metric to understand the impact of improvements to the efficiency of our borrower funnel on our overall growth.

We define Percentage of Loans Fully Automated as the total number of loans in a given period originated end-to-end (from initial rate request to final funding for personal loans and small dollar loans and from initial rate request to signing of the loan agreement for auto loans) with no human involvement required by the Company divided by the Transaction Volume, Number of Loans in the same period.

To derive Contribution Profit, we subtract from revenue from fees, net our borrower acquisition costs as well as our borrower verification and servicing costs. To calculate Contribution Margin we divide Contribution Profit by revenue from fees, net.

We calculate Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense and certain payroll tax expenses, depreciation and amortization, expense on convertible notes, provision for income taxes, gain on debt extinguishment and reorganization expenses. We calculate Adjusted EBITDA Margin as Adjusted EBITDA divided by total revenue. Adjusted EBITDA and Adjusted EBITDA Margin includes interest expense from corporate debt and warehouse credit facilities which is incurred in the course of earning corresponding interest income.

We define Adjusted Net Income (Loss) as net income (loss) exclusive of stock-based compensation expense and certain payroll tax expenses as well as certain items that are not related to core business and ongoing operations, such as gain on debt extinguishment and reorganization expenses. Adjusted Net Income (Loss) Per Share is calculated by dividing Adjusted Net Income (Loss) Per Share by the weighted-average common shares outstanding.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included below. Upstart has not reconciled the forward-looking non-GAAP measures to comparable forward-looking GAAP measures because of the potential variability and uncertainty of incurring these costs and expenses in the future. Accordingly, a reconciliation is not available without unreasonable effort.

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	December 31,	March 31,
	2024	2025
Assets
Cash and cash equivalents	$788,422	$599,778
Restricted cash	187,841	239,750
Loans (at fair value)(1)	806,304	814,677
Property, equipment, and software, net	39,013	42,407
Operating lease right of use assets	43,455	40,557
Beneficial interest assets (at fair value)	176,848	216,578
Non-marketable equity securities	41,250	41,250
Goodwill	67,062	67,062
Other assets (includes $107,627 and $131,266 at fair value as of December 31, 2024 and March 31, 2025, respectively)	216,763	234,218
Total assets	$2,366,958	$2,296,277
Liabilities and Stockholders’ Equity
Liabilities:
Payable to investors	$60,173	$83,114
Borrowings	1,402,168	1,334,863
Payable to securitization note holders (at fair value)	87,321	75,904
Accrued expenses and other liabilities (includes $15,883 and $10,093 at fair value as of December 31, 2024 and March 31, 2025, respectively)	133,800	78,680
Operating lease liabilities	50,278	47,074
Total liabilities	1,733,740	1,619,635
Stockholders’ equity:
Common stock, $0.0001 par value; 700,000,000 shares authorized; 93,469,721 and 95,071,582, shares issued and outstanding as of December 31, 2024 and March 31, 2025, respectively	9	10
Additional paid-in capital	1,044,366	1,090,236
Accumulated deficit	(411,157)	(413,604)
Total stockholders’ equity	633,218	676,642
Total liabilities and stockholders’ equity	$2,366,958	$2,296,277
__________

(1)Includes $102.9 million and $88.9 million of loans, at fair value, contributed as collateral for the consolidated securitization as of December 31, 2024 and March 31, 2025, respectively.

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS and COMPREHENSIVE LOSS
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Revenue:
Revenue from fees, net(1)	$138,068	$185,475
Interest income, interest expense, and fair value adjustments, net:
Interest income(2)	51,171	40,568
Interest expense(2)	(10,714)	(7,020)
Fair value and other adjustments(2)(3)	(50,731)	(5,652)
Total interest income, interest expense, and fair value adjustments, net	(10,274)	27,896
Total revenue	127,794	213,371
Operating expenses:
Sales and marketing	35,150	58,970
Customer operations	39,408	40,501
Engineering and product development	63,091	57,838
General, administrative, and other	57,613	60,558
Total operating expenses	195,262	217,867
Loss from operations	(67,468)	(4,496)
Other income, net	2,884	2,078
Net loss before income taxes	(64,584)	(2,418)
Provision for income taxes	14	29
Net loss	$(64,598)	$(2,447)

Net loss per share, basic	$(0.74)	$(0.03)
Net loss per share, diluted	$(0.74)	$(0.03)
Weighted-average number of shares outstanding used in computing net loss per share, basic	87,030,695	94,274,538
Weighted-average number of shares outstanding used in computing net loss per share, diluted	87,030,695	94,274,538
__________

(1)The following table presents revenue from fees disaggregated by type of service for the periods presented as follows:

	Three Months Ended March 31,
	2024	2025
Revenue from fees, net:
Platform and referral fees, net	$103,859	$150,975
Servicing and other fees, net	34,209	34,500
Total revenue from fees, net	$138,068	$185,475

(2)Balances for the three months ended March 31, 2024 include $8.6 million of interest income, ($2.8) million of interest expense, and ($10.7) million of fair value and other adjustments, net related to the consolidated securitization. Balances for the three months ended March 31, 2025 include $5.1 million of interest income, ($1.8) million of interest expense, and ($3.8) million of fair value and other adjustments, net related to the consolidated securitization.

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS and COMPREHENSIVE LOSS
(In Thousands, Except Share and Per Share Data)
(Unaudited)

(3)The following table presents components of fair value adjustments, net for the periods presented as follows:

	Three Months Ended March 31,
	2024	2025
Fair value and other adjustments, net:
Unrealized loss on loans, loan charge-offs, and other fair value adjustments, net	$(29,593)	$(21,326)
Realized loss on sale of loans, net	(7,104)	(1,991)
Fair value adjustments and realized gains (losses) on beneficial interests, net	(14,034)	17,665
Total fair value and other adjustments, net	$(50,731)	$(5,652)

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Cash flows from operating activities
Net loss	$(64,598)	$(2,447)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Change in fair value of loans	54,017	7,062
Change in fair value of servicing assets	4,286	4,090
Change in fair value of servicing liabilities	(454)	(285)
Change in fair value of beneficial interest assets	(4,481)	(17,600)
Change in fair value of beneficial interest liabilities	4,973	(65)
Change in fair value of other financial instruments	1,551	(33)
Stock-based compensation	35,777	29,831
Gain on loan servicing rights, net	(2,946)	(4,945)
Depreciation and amortization	5,632	6,400
Loan premium amortization	(2,539)	(8,352)
Non-cash interest expense and other	768	1,325
Net changes in operating assets and liabilities:
Purchases of loans held-for-sale	(796,543)	(1,345,253)
Proceeds from sale of loans held-for-sale	772,690	1,316,696
Principal payments received for loans held-for-sale	52,841	38,252
Principal payments received for loans held by consolidated securitization	12,338	10,280
Settlements of beneficial interest liabilities	(710)	(5,992)
Proceeds from beneficial interest assets (derivatives)	—	731
Settlements of beneficial interest assets (derivatives)	—	(485)
Other assets	(825)	6,437
Operating lease liability and right-of-use asset	(202)	(306)
Payable to investors for beneficial interest assets(1)	(1,392)	—
Accrued expenses and other liabilities	(25,846)	(48,827)
Net cash provided by (used in) operating activities	44,337	(13,486)

Cash flows from investing activities
Purchases and originations of loans held-for-investment	$(46,152)	$(149,916)
Proceeds from sale of loans held-for-investment	—	1,647
Principal payments received for loans held-for-investment	27,242	57,417
Principal payments received for notes receivable and repayments of residual certificates	1,225	2,685
Acquisition of beneficial interest assets	(18,113)	(305)
Settlements of beneficial interest assets (hybrid instruments)	—	(312)
Proceeds from beneficial interest assets (hybrid instruments)	—	16,374
Purchases of property and equipment	(684)	—
Capitalized software costs	(1,065)	(6,159)
Net cash used in investing activities	(37,547)	(78,569)

UPSTART HOLDINGS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Cash flows from financing activities
Proceeds from warehouse borrowings	$74,260	$53,655
Payment of debt issuance costs to third party	—	(443)
Repayments of warehouse borrowings	(110,175)	(122,285)
Principal payments made on securitization notes	(13,564)	(11,444)
Payable to investors(1)	8,285	22,941
Proceeds from issuance of common stock under employee stock purchase plan	4,565	4,692
Proceeds from exercise of stock options	1,204	8,209
Taxes paid related to net share settlement of equity awards	(1)	(5)
Net cash used in financing activities	(35,426)	(44,680)
Change in cash, cash equivalents and restricted cash	(28,636)	(136,735)
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	467,787	976,263
Cash, cash equivalents and restricted cash at end of period	$439,151	$839,528
__________

(1)During 2024, the Company elected to change the presentation of changes in the payable to investors balance on the condensed consolidated statement of cash flows. Under the new presentation, a portion of the payable to investors balance related to fiduciary cash was reclassified from operating to financing activities.

UPSTART HOLDINGS, INC.
KEY OPERATING AND NON-GAAP FINANCIAL METRICS
(In Thousands, Except Per Share Data and Ratios, or as Noted)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Transaction Volume, Dollars	$1,130,799	$2,133,608
Transaction Volume, Number of Loans(1)	119,380	240,706
Conversion Rate	14.0%	19.1%
Percentage of Loans Fully Automated	90%	92%

Contribution Profit	$81,142	$102,372
Contribution Margin	59%	55%
Adjusted EBITDA	$(20,339)	$42,577
Adjusted EBITDA Margin	(16)%	20%
Adjusted Net Income (Loss)	$(27,165)	$31,189
Adjusted Net Income (Loss) Per Share:
Basic	$(0.31)	$0.33
Diluted	$(0.31)	$0.30
__________

(1)Transaction Volume, Number of Loans is shown in ones for the periods presented.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Revenue from fees, net	$138,068	$185,475
Loss from operations	(67,468)	(4,496)
Operating Margin	(49)%	(2)%
Sales and marketing, net of borrower acquisition costs(1)	$10,331	$10,408
Customer operations, net of borrower verification and servicing costs(2)	7,301	5,960
Engineering and product development	63,091	57,838
General, administrative, and other	57,613	60,558
Interest income, interest expense, and fair value adjustments, net	10,274	(27,896)
Contribution Profit	$81,142	$102,372
Contribution Margin	59%	55%
__________

(1)Borrower acquisition costs were $24.8 million and $48.6 million for the three months ended March 31, 2024 and 2025, respectively. Borrower acquisition costs consist of our sales and marketing expenses adjusted to exclude costs not directly attributable to attracting a new borrower, such as payroll-related expenses for our business development and marketing teams, as well as other operational, brand awareness and marketing activities. These costs do not include reorganization expenses.
(2)Borrower verification and servicing costs were $32.1 million and $34.5 million for the three months ended March 31, 2024 and 2025, respectively. Borrower verification and servicing costs consist of payroll and other personnel-related expenses for personnel engaged in loan onboarding, verification and servicing, as well as servicing system costs. It excludes payroll and personnel-related expenses and stock-based compensation for certain members of our customer operations team whose work is not directly attributable to onboarding and servicing loans. These costs do not include reorganization expenses.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Total revenue	$127,794	$213,371
Net loss	(64,598)	(2,447)
Net Loss Margin	(51)%	(1)%
Adjusted to exclude the following:
Stock-based compensation and certain payroll tax expenses(1)	$37,433	$33,636
Depreciation and amortization	5,632	6,400
Expense on convertible notes	1,180	4,959
Provision for income taxes	14	29
Adjusted EBITDA	$(20,339)	$42,577
Adjusted EBITDA Margin	(16)%	20%
__________

(1)Payroll tax expenses include the employer payroll tax-related expense on employee stock transactions, as the amount is dependent on our stock price and other factors that are beyond our control and do not correlate to the operation of our business.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In Thousands, Except Share and Per Share Data)
(Unaudited)

	Three Months Ended March 31,
	2024	2025
Net loss	$(64,598)	$(2,447)
Adjusted to exclude the following:
Stock-based compensation and certain payroll tax expenses(1)	37,433	33,636
Adjusted Net Income (Loss)	$(27,165)	$31,189
Net loss per share:
Basic	$(0.74)	$(0.03)
Diluted	$(0.74)	$(0.03)
Adjusted Net Income (Loss) Per Share:
Basic	$(0.31)	$0.33
Diluted	$(0.31)	$0.30
Weighted-average common shares outstanding:
Basic	87,030,695	94,274,538
Diluted	87,030,695	103,569,446
__________

(1)Payroll tax expenses include the employer payroll tax-related expense on employee stock transactions, as the amount is dependent on our stock price and other factors that are beyond our control and do not correlate to the operation of our business.